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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-64845) UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 26

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 28

                            VANGUARD WHITEHALL FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON SEPTEMBER 2, 2005, PURSUANT TO PARAGRAPH (B) OF RULE 485.


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                                     PART B

                          VANGUARD(R) WHITEHALL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                              SEPTEMBER 2, 2005



This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectuses (for Vanguard Selected Value Fund dated July 25, 2005; for Vanguard International Explorer and Vanguard Mid-Cap Growth Funds dated February 25, 2005). To obtain, without charge, a prospectus or a Fund's most recent Annual Reports to Shareholders, which contain the Fund's financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-17
SHARE PRICE...........................................................B-20
PURCHASE AND REDEMPTION OF SHARES.....................................B-20
MANAGEMENT OF THE FUNDS ..............................................B-21
INVESTMENT ADVISORY SERVICES..........................................B-30
PORTFOLIO TRANSACTIONS................................................B-41
PROXY VOTING GUIDELINES ..............................................B-42
YIELD AND TOTAL RETURNS...............................................B-47
FINANCIAL STATEMENTS..................................................B-47

                            DESCRIPTION OF THE TRUST

ORGANIZATION

Vanguard Whitehall Funds (the Trust) was organized as a Maryland corporation in 1995 and was reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Whitehall Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds, each of which offers a single class of shares:

Vanguard Selected Value Fund
Vanguard International Explorer Fund
Vanguard Mid-Cap Growth Fund

(Individually, a Fund; collectively, the Funds)


     Vanguard International Explorer Fund was formed in connection with the reorganization of a previously existing fund, known as Schroder International Smaller Companies Fund (Schroder Fund), which was previously sponsored by Schroder Investment Management North America Inc., its investment advisor. On June 29, 2002, Vanguard International Explorer Fund acquired the assets and liabilities of the Schroder Fund in a tax-free reorganization, while maintaining the same advisor, a substantially similar investment objective, and substantially similar investment strategies and policies.

     Vanguard Mid-Cap Growth Fund was formed in connection with the reorganization of a previously existing fund, known as Provident Investment Counsel Mid Cap Fund A (PIC Fund), which was previously sponsored by Provident Investment Counsel, Inc., its investment advisor. On June 29, 2002, Vanguard Mid-Cap Growth Fund acquired the assets and liabilities of the PIC Fund in a tax-free reorganization, while maintaining the same advisor, a substantially similar investment objective, and substantially similar investment strategies and policies.

     The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

     Each Fund offers only one class of shares (Investor Shares). Throughout this document, any references to "class" indicate how a Fund would operate if, in the future, the Fund issued more than one class of shares.

     Each Fund described in this Statement of Additional Information is a member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.

SERVICE PROVIDERS

     CUSTODIANS. The Bank of New York, One Wall Street, New York, NY 10286 (for the Selected Value Fund), JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the International Explorer Fund), and Citibank, N.A., 111 Wall Street, New York, NY 10005 (for the Mid-Cap Growth Fund), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

     CONVERSION RIGHTS. There are no conversion rights associated with the Funds' shares.

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

     Vanguard International Explorer Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.

                               INVESTMENT POLICIES

Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.

     80% POLICY. Under normal circumstances, the Mid-Cap Growth Fund will invest at least 80% of its net assets in common stocks of medium-size companies. In applying this 80% policy, net assets will include any borrowings for investment purposes.

     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

     COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

     The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

     While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

     DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

     DEBT SECURITIES --  NON-INVESTMENT-GRADE  SECURITIES.  Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

     The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

     The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

     DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

     Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

     For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

     DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions
(see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based.
Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     EXCHANGE-TRADED  FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

     Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

     The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

     FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

     Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

     A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

     The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

     FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

     A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

     OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The 1940 Act provides an exemption from these restrictions for a fund-of-funds where the acquiring fund and any acquired funds are part of the same group of investment companies and comply with various conditions set forth in the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

     PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

     SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

     The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

     SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

     TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

     TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

     VIPER SHARES. VIPER Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the headings "Exchange-Traded Funds" and "Other Investment Companies."

     WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

     WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

VANGUARD SELECTED VALUE FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

     BORROWING. The Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that the Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts. Additionally, no more than 20% of the Fund's total assets may be invested in swap agreements at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT OBJECTIVE. The investment objective of the Fund may not be materially changed without a shareholder vote.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Portfolio will not be considered an underwriter when disposing of its investment securities.

VANGUARD INTERNATIONAL EXPLORER FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

     BORROWING. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

     COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

     DIVERSIFICATION.   The  Fund  may  not  change  its   classification  as  a
"management company" or its subclassification as an "open-end company" and as a "diversified company" as each such term is defined in the 1940 Act.

     INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may make loans only as permitted under the 1940 Act,.

     REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, as amended, in connection with the purchase and sale of portfolio securities.

     The Fund has the following operational, NON-FUNDAMENTAL policies:

     BORROWING. The Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts and no more than 20% of the Fund's total assets may be obligated under futures contracts, options, swap agreements, or other derivative instruments at any time.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY  CONCENTRATION.  The fundamental  investment  limitation governing concentration of the Fund's investments in a particular industry or group of industries shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.

VANGUARD MID-CAP GROWTH FUND

The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

     BORROWING. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

     COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

     DIVERSIFICATION.   The  Fund  may  not  change  its   classification  as  a
"management company" or its subclassification as an "open-end company" and as a "diversified company" as each such term is defined in the 1940 Act.

     INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the 1940 Act.

     LOANS. The Fund may make loans only as permitted under the 1940 Act.

     REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act.

     UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, as amended, in connection with the purchase and sale of portfolio securities.

     The Fund has the following operational, NON-FUNDAMENTAL policies:

     BORROWING. The Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts and no more than 20% of the Fund's total assets may be obligated under futures contracts, options, swap agreements, or other derivative instruments at any time.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY  CONCENTRATION.  The fundamental  investment  limitation governing concentration of the Fund's investments in a particular industry or group of industries shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

     INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may invest in any other investment company only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PURCHASES ON MARGIN. The Fund may not purchase securities on margin.

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.

     SHORT SALES. The Fund may not sell securities short.

     The above-mentioned investment limitations for each Fund are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. None of these limitations prevents a Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                                   SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding .

     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Funds' prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received by Vanguard before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; a purchase order received by Vanguard after the close of regular trading on the Exchange will be executed at the price computed on the first business day following the date of receipt.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.

     Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

     There is no charge for share redemptions from Vanguard Mid-Cap Growth Fund. For Vanguard Selected Value Fund, there is a 1% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years. For Vanguard International Explorer Fund, a 2% fee applies to shares redeemed within two months of purchase. Each fee, which does not apply to any shares purchased through reinvested dividend or capital gains distributions, is withheld from redemption proceeds and retained by the Funds. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

RIGHT TO CHANGE POLICIES

Vanguard reserves the right to (1) alter, add or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue or waive any redemption, low-balance account, account maintenance or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, authorized agents). A Fund will be deemed to have received a purchase or redemption order when an authorized agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.

                             MANAGEMENT OF THE FUNDS

VANGUARD

Each Fund is a member of Vanguard, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     The funds' officers are also officers and employees of Vanguard.

     Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.

     As of October 31, 2004, the Funds contributed $536,000 to Vanguard, which represented 0.01% of each Fund's net assets and was 0.53% of Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal years ended October 31, 2002, 2003, and 2004, the Vanguard Selected Value paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses: $4,935,000, $4,512,000, and $5,814,000, respectively.

     For the fiscal period June 29, 2002, through October 31, 2002, and the fiscal years ended October 31, 2003 and 2004, Vanguard International Explorer Fund incurred approximately $318,000, $419,000, and $2,822,000, respectively, of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses. Prior to June 29, 2002, Vanguard International Explorer Fund, as previously organized as the Schroder Fund, was party to administrative agreements, under which, for the fiscal period November 1, 2001, through June 28, 2002, the Schroder Fund paid $46,000, in administrative fees, net of waivers.

     For the fiscal period June 29, 2002, through October 31, 2002, and the fiscal years ended October 31, 2003 and 2004, Vanguard Mid-Cap Growth Fund incurred approximately $18,000, $234,000, and $844,000, respectively, of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses.

     Prior to June 29, 2002, Vanguard Mid-Cap Growth Fund, as previously organized as the PIC Fund, was party to an administrative agreement, under which, for the fiscal period November 1, 2001, through June 28, 2002, the PIC Fund paid $62,000, in administrative fees.

     Prior to June 29, 2002, Vanguard Mid-Cap Growth Fund, as previously organized as the PIC Fund, was party to a distribution agreement, under which, for the fiscal period November 1, 2001, through June 28, 2002, the aggregate sales commissions received by the distributor were $1,000. For the fiscal period November 1, 2001, through June 28, 2002, the Fund paid $52,000 under its distribution plan.

     Prior to June 29, 2002, Vanguard Mid-Cap Growth Fund, as previously organized as the PIC Fund, was party to a shareholder services plan under which, for the fiscal period November 1, 2001, through June 28, 2002, the Fund paid $25,000, in shareholder servicing fees.

     Each Fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.

OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                    VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         President, Chairman      May 1987        Chairman of the Board, Chief Executive                        133
(1954)                   of the Board, Chief                      Officer, and Director (Trustee) of
                         Executive Officer,                       Vanguard, and each of the
                         and Trustee                              investment companies served by
                                                                  Vanguard.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        Applecore Partners (pro bono ventures in                      133
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer                          133
(1945)                                                            of Rohm and Haas Co.(chemicals)
                                                                  since October 1999; Board Member of American
                                                                  Chemistry Council; Director of Tyco International, Ltd.
                                                                  (diversified manufacturing and service) since 2005;
                                                                  Trustee of Drexel University  and
                                                                  Chemical Heritage Foundation.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                133
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/
                                                                  consumer products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

  *Officers of the Funds are "interested persons" as defined in the 1940 Act.

                                                   VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
Andre F. Perold          Trustee              December 2004       George Gund Professor of Funance and Banking, Harvard         133
(1952)                                                            Business School since 2000; Senior Associate Dean:
                                                                  Director of Faculty Recruiting, and Chair of Finance Faculty,
                                                                  Harvard Business School: Director and Chairman of Unx, Inc.
                                                                  (equities trading firm)since 2003; Director of registered
                                                                  investment companies advised by Merrill Lynch Investment
                                                                  Managers and affiliates (1985-2004); Genbel Securities
                                                                  Limited (South African financial services firm) (1999-2003),
                                                                  Gensec Bank (1999 through 2003), Sanlam
                                                                  Investment Management (1999-2001), Sanlam, Ltd,
                                                                  (South African insurance company) (200-2003),
                                                                  Stockbank, Inc. (credit card firm) (2000-2002),
                                                                  Bulldogresearch.com (investment research) (1999-2001);
                                                                  and Trustee of Commonfund (investment management)
                                                                  (1989-2001).


Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 133
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of the
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  133
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), The Mead
                                                                  Corp. (packaging products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University and Culver Educational
                                                                  Foundation.
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Heidi Stam*              Secretary            July 2005           Principal since November 1997; General                        133
(1956)                                                            Counsel of Vanguard since July 2005;
                                                                  Secretary of Vanguard and of each of the investment
                                                                  companies served by Vanguard (since July 2005)

Thomas J. Higgins*       Treasurer            July 1998           Principal of The Vanguard Group, Inc.;                        133
(1957)                                                            Treasurer of each of the investment
                                                                  companies served by since July 1998.


 *Officers of the Funds are "interested persons" as defined in the 1940 Act.


     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2003 and 2004, Vanguard paid Greenwich subscription fees amounting to less than $350,000. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2004. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each class of each fund.

                                                                   AGGREGATE DOLLAR RANGE
                                                   DOLLAR RANGE   OF VANGUARD FUND SHARES
FUND                                             OF FUND SHARES           OWNED BY TRUSTEE
----                           NAME OF TRUSTEE  OWNED BY TRUSTEE
VANGUARD SELECTED
VALUE FUND                     John J. Brennan              None             Over $100,000
                              Charles D. Ellis              None             Over $100,000
                                Rajiv L. Gupta              None             Over $100,000
                        JoAnn Heffernan Heisen              None             Over $100,000
                            Burton G. Malkiel*              None             Over $100,000
                               Andre F. Perold              None             Over $100,000
                         Alfred M. Rankin, Jr.              None             Over $100,000
                            J. Lawrence Wilson              None             Over $100,000


VANGUARD INTERNATIONAL
EXPLORER FUND                  John J. Brennan              None             Over $100,000
                              Charles D. Ellis              None             Over $100,000
                                Rajiv L. Gupta              None             Over $100,000
                        JoAnn Heffernan Heisen              None             Over $100,000
                            Burton G. Malkiel*              None             Over $100,000
                               Andre F. Perold              None             Over $100,000
                         Alfred M. Rankin, Jr.              None             Over $100,000
                            J. Lawrence Wilson     Over $100,000             Over $100,000


VANGUARD MID-CAP
GROWTH FUND                    John J. Brennan              None             Over $100,000
                              Charles D. Ellis              None             Over $100,000
                                Rajiv L. Gupta              None             Over $100,000
                        JoAnn Heffernan Heisen     Over $100,000             Over $100,000
                            Burton G. Malkiel*              None             Over $100,000
                               Andre F. Perold              None             Over $100,000
                         Alfred M. Rankin, Jr.              None             Over $100,000
                            J. Lawrence Wilson              None             Over $100,000


*Mr. Malkiel retired from the Board of Trustees effective June 30, 2005.

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-24), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                            VANGUARD WHITEHALL FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                                      PENSION OR           ACCRUED ANNUAL          TOTAL COMPENSATION
                          AGGREGATE          RETIREMENT BENEFITS               RETIREMENT           FROM ALL VANGUARD
                       COMPENSATION           ACCRUED AS PART OF               BENEFIT AT               FUNDS PAID TO
TRUSTEE            FROM THIS FUND(1)     THIS FUND'S EXPENSES(1)       JANUARY 1, 2004(2)                TRUSTEES (3)
-------            -----------------     ----------------------        ------------------                ------------
John J. Brennan             None                       None                       None                         None
Charles D. Ellis            $490                        N/A                        N/A                     $112,700
Rajiv L. Gupta               490                        N/A                        N/A                      112,700
JoAnn Heffernan Heisen       490                        $20                     $3,900                      112,700
Burton G. Malkiel(4)         490                         34                     11,200                      112,700
Andre F. Perold(5)           N/A                        N/A                        N/A                       19,200
Alfred M. Rankin, Jr.        490                         25                      6,070                      112,700
J. Lawrence Wilson           563                         26                      8,400                      130,000
---------
(1)The amounts shown in this column are based on the Funds' fiscal year ended
 October 31, 2004. Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2)Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the
 Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
 Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3)The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 132 Vanguard funds (129 in the case of Mr. Malkiel) for the 2004 calendar year.
(4)Mr. Malkiel retired from the Board of Trustees effective June 30, 2005.
(5)Mr. Perold became a trustee effective December 2004.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Polices and Procedures) to govern the disclosure of the portfolio holdings of a Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

     The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures
Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, ten largest stock holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS

Each of the Vanguard funds, excluding Vanguard money market funds, will seek to disclose their complete portfolio holdings as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. A Principal or Senior Analyst in Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interest of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.

     As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Alcom Printing Group Inc., Apple Press Automatic Data Processing, Inc., Intelligencer Printing Company, McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, (Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

     The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described in the preceding text may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the fund Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Approved Vanguard Representatives to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

     An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. "Approved Vanguard Representatives" include Vanguard fund officers, Vanguard fund portfolio managers, and other individuals employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by a Principal in Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES

VANGUARD SELECTED VALUE FUND

Vanguard Selected Value Fund uses multiple investment advisors. The Fund's advisors discharge their responsibilities subject to the supervision and oversight of the trustees and officers of the Fund. The proportion of the net assets of the Fund managed by each advisor was established by the board of trustees and may be changed in the future by the board of trustees as circumstances warrant.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

Vanguard Selected Value Fund has entered into an Amended and Restated Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley). Under the investment advisory agreement, Barrow, Hanley manages the investment and reinvestment of a portion of the Fund's assets and continuously reviews, supervises, and administers the investment program for its portion of the assets (the Barrow Portfolio).

     For the services rendered by Barrow, Hanley, the Fund pays Barrow, Hanley a base advisory fee at the end of each quarter (base fee). The base fee may be increased or decreased by a performance fee adjustment reflecting the investment performance of the Barrow Portfolio relative to the total return of the Russell Midcap Value Index. Barrow, Hanley's fees are calculated according to the following rules:

     (A) TOTAL QUARTERLY FEE PAYABLE. The total quarterly fee payable by the Fund to Barrow, Hanley is the base fee for the quarter as increased or decreased by the performance fee adjustment.

     (B) BASE FEE FOR THE QUARTER. The base fee for the quarter is calculated by applying a quarterly rate based on the following annual percentage rates to the average month-end assets of the Barrow Portfolio for the quarter:

NET ASSETS           ANNUAL RATE
----------
First $100 million         0.40%
Next $200 million          0.35%
Next $300 million          0.25%
Next $5 billion            0.20%
Over $5.6 billion          0.15%


     (C) PERFORMANCE ADJUSTMENT. The adjustment is based on the cumulative investment performance of the Fund over a trailing 36-month period relative to that of the Russell Midcap Index (the Prior Index) prior to August 1, 2001, and the Russell Midcap Value Index (the Index), on and after August 1, 2001, over the same period. The adjustment, which will be based upon the relative applicability of the Prior Index and the Index (such applicable performance index, the Benchmark), applies as follows:

CUMULATIVE 36-MONTH PERFORMANCE OF THE             ADJUSTMENT AS A PERCENTAGE
FUND VS. THE BENCHMARK                                           OF BASIC FEE
----------------------                                                      *
Equal to or greater than +12%                                            +50%
Equal to or greater than +6% but less
than +12%                                                                +25%
Equal to or greater than -6% but less
than +6%                                                                   0%
Greater than -12% but less than -6%                                      -25%
Equal to or less than -12%                                               -50%

*For purposes of the adjustment calculation, the basic fee is calculated by applying the above rate schedule against the average net assets of the Fund over the same period for which the performance is measured.

     The Index was fully operable as the sole Benchmark used to determine the adjustment until the quarter ended July 31, 2004. Until that date, the adjustment was determined by linking the investment performance of the Prior Index with that of the Index over a trailing 36-month period as follows:

     (A) QUARTER ENDED OCTOBER 31, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the eleven quarters ended July 31, 2001, with that of the Index for the one quarter ended October 31, 2001.

     (B) QUARTER ENDED JANUARY 31, 2002. The adjustment was determined by linking the investment performance of the Prior Index for the ten quarters ended July 31, 2001, with that of the Index for the two quarters ended January 31, 2002.

     (C) QUARTER ENDED APRIL 30, 2002. The adjustment was determined by linking the investment performance of the Prior Index for the nine quarters ended July 31, 2001, with that of the Index for the three quarters ended April 30, 2002.

     (D) QUARTER ENDED JULY 31, 2002. The adjustment was determined by linking the investment performance of the Prior Index for eight quarters ended July 31, 2001, with that of the Index for the four quarters ended July 31, 2002.

     (E) QUARTER ENDED OCTOBER 31, 2002. The adjustment was determined by linking the investment performance of the Prior Index for the seven quarters ended July 31, 2001, with that of the Index for the five quarters ended October 31, 2002.

     (F) QUARTER ENDED JANUARY 31, 2003. The adjustment was determined by linking the investment performance of the Prior Index for the six quarters ended July 31, 2001, with that of the Index for the six quarters ended January 31, 2003.

     (G) QUARTER ENDED APRIL 30, 2003. The adjustment was determined by linking the investment performance of the Prior Index for the five quarters ended July 31, 2001, with that of the Index for the seven quarters ended April 30, 2003.

     (H) QUARTER ENDED JULY 31, 2003. The adjustment was determined by linking the investment performance of the Prior Index for four quarters ended July 31, 2001, with that of the Index for the eight quarters ended July 31, 2003.

     (I) QUARTER ENDED OCTOBER 31, 2003. The adjustment was determined by linking the investment performance of the Prior Index for the three quarters ended July 31, 2001, with that of the Index for the nine quarters ended October 31, 2003.

     (J) QUARTER ENDED JANUARY 31, 2004. The adjustment was determined by linking the investment performance of the Prior Index for the two quarters ended July 31, 2001, with that of the Index for the ten quarters ended January 31, 2004.

     (K) QUARTER ENDED APRIL 30, 2004. The adjustment was determined by linking the investment performance of the Prior Index for the one quarter ended July 31, 2001, with that of the Index for the eleven quarters ended April 30, 2004.

     (L) QUARTER ENDED JULY 31, 2004. The Index became fully operable as the sole Benchmark for determining the adjustment.

     CALCULATING RELATIVE INVESTMENT PERFORMANCE. The investment performance of the Fund for a period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (1) the change in the net asset value per share of the Fund during such period; (2) the value of the cash distributions per share of the Fund having an ex-dividend date occurring within such period; and (3) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. The investment record of the Russell Midcap Index, or the Russell Midcap Value Index, for a period will be calculated by adding (1) the change in the level of the Index during the period, and (2) the value of cash distributions having an ex-dividend date occurring within such period made by companies within the Index.

     During the fiscal years ended October 31, 2002, 2003, and 2004, Vanguard Selected Value Fund incurred investment advisory fees of $2,932,000 (before a performance-based increase of $713,000), $2,818,000 (before a performance-based increase of $1,169,000), and $3,600,000 (before a performance based increase of $143,000, respectively.

DESCRIPTION OF BARROW, HANLEY

The investment philosophy of Barrow, Hanley is to use fundamental research to identify undervalued stocks. Barrow, Hanley, a Nevada corporation, is an investment management firm founded in 1979 that provides investment advisory services to individuals, employee benefit plans, investment companies, and other institutions. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley's offices are located at One McKinney Plaza, 3232 McKinney Avenue 15th Floor, Dallas, TX 75204.

BARROW, HANLEY: OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

James P. Barrow managed a portion of the Selected Value Fund, which, as of April 30, 2005, held assets of $2,870,000,000. As of April 30, 2005, Mr. Barrow managed nine other registered investment companies with total assets of $22,619,900,000, including two where the advisory firm's fee was based on account performance with total assets of $21,969,000,000. As of April 30, 2005, Mr. Barrow also managed 23 other accounts with total assets of $2,069,300,000.

     Mark Giambrone managed a portion of the Selected Value Fund, which, as of April 30, 2005, held assets of $2,870,000,000. As of April 30, 2005, Mr.
Giambrone managed four other registered investment companies with total assets of $125,100,000, and eight other accounts with total assets of $322,100,000.

BARROW, HANLEY: MATERIAL CONFLICTS OF INTEREST

Barrow, Hanley seeks to eliminate potential conflicts of interest by managing all client accounts identically, whether the accounts incur an asset-based fee, performance-based fee, or a combination. All client accounts are treated equally when traded, being aggregated in all buys and sells.

BARROW, HANLEY: DESCRIPTION OF COMPENSATION

In addition to base salary, all Barrow, Hanley portfolio managers and analysts share in a bonus pool that is distributed semiannually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. Contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

     In addition, many Barrow, Hanley employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in Barrow, Hanley, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team. Each individual manager's compensation is tied to the overall profitability of the firm and not to any single account, whether performance-based fee or otherwise.

BARROW, HANLEY: OWNERSHIP OF SECURITIES


As of April 30, 2005, Mr. Barrow owned shares of the Fund within the "over $1,000,000 range", and, Mr. Giambrone owned shares of the Fund within the $100,001-$500,000 range."


DONALD SMITH & CO., INC.

Vanguard Selected Value Fund has entered into an Investment Advisory Agreement with Donald Smith & Co., Inc. (Donald Smith & Co.). Under the investment advisory agreement, Donald Smith & Co. manages the investment and reinvestment of a portion of the Fund's assets and continuously reviews, supervises, and administers the investment program for its portion of the assets (the DSC Portfolio).

     For the services rendered by Donald Smith & Co., the Fund pays Donald Smith & Co. a base advisory fee at the end of each quarter (base fee). The base fee may be increased or decreased by a performance fee adjustment reflecting the investment performance of the DSC Portfolio relative to the total return of the MSCI Investable Market 2500 Index. Donald Smith & Co.'s fees are calculated according to the following rules:

     (A) TOTAL QUARTERLY FEE PAYABLE. The total quarterly fee payable by the Fund to Donald Smith & Co. is the base fee for the quarter as increased or decreased by the performance fee adjustment.

     (B) BASE FEE FOR THE QUARTER. The base fee for the quarter is calculated by applying a quarterly rate based on the following annual percentage rates to the average month-end assets of the DSC Portfolio for the quarter:

NET ASSETS           ANNUAL RATE
----------
First $100 million         0.40%
Next $200 million          0.35%
Next $300 million          0.25%
Over $600 million          0.20%


     (C) CALCULATION OF THE PERFORMANCE ADJUSTMENT. The base fee, as described above, will be increased or decreased based on the investment performance of the DSC Portfolio. The performance adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate applied to the DSC Portfolio over the previous 60 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the DSC Portfolio shall be determined by applying the following performance adjustment schedule to the cumulative performance of the DSC Portfolio relative to the MSCI Investable Market 2500 Index (the Index) over the rolling 60-month period applicable to such fiscal quarter.



CUMULATIVE PERFORMANCE OF DSC PORTFOLIO
VS.
INDEX OVER APPLICABLE 60-MONTH PERIOD                   ADJUSTMENT PERCENTAGE
-------------------------------------
More than +12%                                               +50% to base fee
Greater than 0% up to and including +12%     Linear increase between 0% to 50%
From -12% up to and including 0%             Linear decrease between -50% to 0%
Less than -12%                                                -50% to base fee


     (D) TRANSITION RULES FOR CALCULATING DONALD SMITH & CO.'S COMPENSATION. The performance adjustment will not be fully incorporated into the determination of the adjusted fee until the fiscal quarter ended July 31, 2010. Until that date, the following transition rules will apply:

    (1) MAY 23, 2005, THROUGH APRIL 30, 2006. The adjusted fee will be deemed to equal the base fee. No performance adjustment will apply to the calculation of the adjusted fee during this period.

    (2) MAY 1, 2006, THROUGH JULY 31, 2010. Beginning May 1, 2006, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between July 31, 2005, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the DSC Portfolio, as determined for a period commencing August 1, 2005, and ending as of the end of the applicable fiscal quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the DSC Portfolio and the Index for a period commencing August 1, 2005, and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since July 31, 2005, divided by 60.

    (3) ON AND AFTER JULY 31, 2010. The adjusted fee will be equal to the base fee plus the performance adjustment.

     (E) OTHER SPECIAL RULES RELATING TO DONALD SMITH & CO. COMPENSATION. The following special rules will also apply to Donald Smith & Co.'s compensation:

    1. DSC PORTFOLIO UNIT VALUE. The DSC Portfolio unit value shall be determined by dividing the total net assets of the DSC Portfolio by a given number of units. The number of units in the DSC Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the agreement; PROVIDED, HOWEVER, that as assets are added to or withdrawn from the DSC Portfolio, the number of units in the DSC Portfolio shall be adjusted based on the unit value of the DSC Portfolio on the day such changes are executed.

    2. DSC PORTFOLIO PERFORMANCE. The investment performance of the DSC Portfolio for any period, expressed as a percentage of the DSC Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the DSC Portfolio unit value during such period; (2) the unit value of the Fund's cash distributions from the DSC Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the DSC Portfolio, expressed as a percentage of the DSC Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the DSC Portfolio, of dividends per unit of the DSC Portfolio paid from investment income, and of capital gains taxes per unit of the DSC Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the DSC Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the DSC Portfolio unit value will be determined net of all fees and expenses of the Fund attributable to the DSC Portfolio. Thus, the performance of the DSC Portfolio will be net of all fees and expenses of the Fund attributable to the DSC Portfolio when compared to the Index.

    3. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by the Index provider.

    4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the DSC Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.

    5. EFFECT OF TERMINATION. In the event of termination of the agreement, the fees provided in the agreement will be computed on the basis of the period ending on the last business day on which the agreement is in effect, subject to a pro rata adjustment based on the number of days Donald Smith & Co. performed services hereunder during the fiscal quarter in which such termination becomes effective as a percentage of the total number of days in such quarter.

DESCRIPTION OF DONALD SMITH & CO.

Donald Smith & Co. is a value manager employing a strict bottom-up fundamental approach to stock selection. Founded in 1983, the firm manages assets for institutional clients. Donald Smith & Co. is 100% owned by active employees, all of whom are members of the investment team. Donald Smith & Co.'s offices are located at 152 West 57th Street, 22nd Floor, New York, NY 10019.

DONALD SMITH & CO.: OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Donald G. Smith and Richard L. Greenberg jointly manage a portion of the Selected Value Fund, which, as of April 30, 2005, held assets of $2,870,000,000. As of April 30, 2005, each portfolio manager jointly managed three other registered investment companies with total assets of $976,000,000, and one other pooled investment vehicle with total assets of $161,000,000. As of April 30, 2005, each portfolio manager also jointly managed 22 other accounts with total assets of $1,354,000,000, including one where the advisory firm's fee was based on account performance with total assets of $200,000,000.

DONALD SMITH & CO.: MATERIAL CONFLICTS OF INTEREST

Donald Smith & Co. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, or investment banking activities.

     Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co. has put in place systems, policies, and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed in accordance with allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

DONALD SMITH & CO.: DESCRIPTION OF COMPENSATION

All Donald Smith & Co. employees are compensated in accordance with incentive plans. The compensation for portfolio managers/analysts consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index, measured over a one-year period. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co.

DONALD SMITH & CO.: OWNERSHIP OF SECURITIES

As of April 30, 2005, the Donald Smith & Co. portfolio managers of the Fund did not own any shares of the Fund.

VANGUARD INTERNATIONAL EXPLORER FUND

The Fund employs Schroder Investment Management North America Inc. (Schroders), to manage the Fund's assets (the Schroder Portfolio) under the terms of an agreement.

     For the services to be rendered by Schroder as provided in the Investment Advisory Agreement between the Fund and the advisor, the Fund will pay to Schroders at the end of each of the Fund's fiscal quarters an amount (the adjusted fee) equal to a basic fee plus a performance adjustment amount (the adjustment amount). For purposes of the calculations, both the basic fee and the adjustment amount will incorporate an asset-based fee (the asset fee) that is determined by applying a quarterly rate, calculated based on the following annual percentage rate schedule, to the average month-end net assets of the Schroder Portfolio over the applicable time period:


NET ASSETS
----------                       ANNUAL RATE
On the first $500 million              0.30%
On the next $500 million               0.22%
Over $1 billion                        0.15%

     The basic fee is equal to the asset fee as computed over the fiscal quarter for which the adjusted fee is being calculated (the relevant fiscal quarter).

     Subject to the transition rules described below, the adjustment amount is equal to the product of an adjustment percentage and the asset fee as computed over the 36-month period ending with the relevant fiscal quarter (the relevant 36-month period). The adjustment percentage will vary based on the investment performance of the Schroder Portfolio relative to the investment performance of the S&P/Citigroup Extended Market EPAC Index (the Index) as determined for the relevant 36-month period.

 The adjustment percentage applies as follows:

CUMULATIVE PERFORMANCE OF THE SCHRODER PORTFOLIO      ADJUSTMENT
VS. THE INDEX OVER RELEVANT 36-MONTH PERIOD           PERCENTAGE
-------------------------------------------           ----------
Less than -12%                                              -50%
From -12% up to and including -6%                           -25%
Between -6% and +6%                                           0%
From +6% up to and including +12%                           +25%
More than +12%                                              +50%

     The adjustment amount will not be fully incorporated into the determination of the adjusted fee until the close of the quarter ending July 31, 2005. Until that date, the following transition rules will apply:

     1. DATE OF REORGANIZATION THROUGH APRIL 30, 2003. The adjusted fee was equal to the basic fee. No adjustment amount applied during this period.

     2. MAY 1, 2003, THROUGH JULY 31, 2005. Beginning May 1, 2003, the adjusted fee will be equal to the basic fee plus the adjustment amount as calculated on the following basis. The adjustment amount for the relevant fiscal quarter will be determined on a progressive basis with regards to the number of months elapsed between July 31, 2002, and the end of the relevant fiscal quarter (the progressive adjustment period). During the progressive adjustment period, the asset fee for purposes of calculating the adjustment amount will be determined with respect to the period from August 1, 2002, through and including the end of the relevant fiscal quarter. Similarly, the adjustment percentage will be calculated with respect to the cumulative performance of the Fund and the Index from August 1, 2002, through and including the end of the relevant fiscal quarter. For these purposes, the endpoints and size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a fractional time-elapsed adjustment percentage. The fraction will equal the number of months elapsed since July 31, 2002, divided by thirty-six.

     Example: Assume that Schroders' compensation is being calculated for the quarter ended January 31, 2004, and that the cumulative performance of the Schroder Portfolio versus the Index for the applicable period is +4%. In this case, an adjustment percentage of 12.5% of the asset fee calculated over the 18-month period would apply. Each performance breakpoint would be scaled by 18/36 = 0.5, and the performance adjustment percentage would also be scaled by 18/36 = 0.5. Hence, 4% cumulative outperformance for the 18 months ending January 31, 2004, would result in a 12.5% adjustment. (Note that this example reflects rounding. In practice, calculations will be extended to the eighth decimal point. Performance shortfalls versus the Index are treated in a symmetric manner to the example provided.)

     3. ON AND AFTER AUGUST 1, 2005. The adjusted fee will be equal to the basic fee plus the adjustment amount as determined for the relevant 36-month period.

     During the fiscal years ended October 31, 2002, 2003, and 2004, Vanguard International Explorer Fund incurred investment advisory fees of $238,000 (after $6,000 in advisory fees were waived), $496,000 (before a performance-based decrease of $6,000), and $2,840,000, with no performance-based adjustment, respectively. Fees paid through June 29, 2002, were paid by the Schroder Fund under a prior investment advisory fee structure used for the Schroder Fund prior to its reorganization into the Fund on June 29, 2002.

     SUB-ADVISOR--SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED. The Fund has entered into a sub-advisory agreement with Schroders. and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Fund.

     Under the terms of the sub-advisory agreement for the Fund, Schroders pays Schroder Limited advisory fees equal to 25% of the advisory fee actually paid to Schroders under its investment advisory agreement with the Fund. The sub-advisory arrangement became effective on April 1, 2003.

     RELATED INFORMATION CONCERNING SCHRODER. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England.

VANGUARD MID-CAP GROWTH FUND

The Fund employs Provident Investment Counsel (Provident), under the terms of an agreement.

     For the services rendered by Provident, the Fund pays to Provident at the end of each of the Fund's fiscal quarters an amount (the adjusted fee) equal to a basic fee plus a performance adjustment amount. For purposes of the calculations, both the basic fee and the adjustment amount will incorporate an asset-based fee (the asset fee) that is determined by applying a quarterly rate, calculated based on the following annual percentage rate schedule, to the average month-end net assets of the Provident Portfolio over the applicable time period:

NET ASSETS
----------                   ANNUAL RATE
On the first $50 million          0.500%
On the next $200 million          0.250%
On the next $750 million          0.175%
Over $1 billion                   0.125%


     The basic fee is equal to the asset fee as computed over the fiscal quarter for which the adjusted fee is being calculated (the relevant fiscal quarter).

     Subject to the transition rules described below, the adjustment amount is equal to the product of an adjustment percentage and the asset fee as computed over the 36-month period ending with the relevant fiscal quarter (the relevant 36-month period). The adjustment percentage will change proportionately with the investment performance of the Provident Portfolio relative to the investment performance of the Russell Mid-Cap Growth Index (the Index) as determined for the relevant 36-month period.

     The adjustment percentage applies as follows:


CUMULATIVE PERFORMANCE OF PROVIDENT
PORTFOLIO                                                           ADJUSTMENT
VS. THE INDEX OVER RELEVANT 36-MONTH PERIOD                         PERCENTAGE
-------------------------------------------                       ------------
Less than -7.5%                                                           -60%
From -7.5% up to and including 0%              Linear increase from -60% to 0%
Greater than 0% and up to +7.5%                Linear increase from 0% to +60%
More than +7.5%                                                           +60%

     The adjustment amount will not be fully incorporated into the determination of the adjusted fee until the close of the quarter ending July 31, 2005. Until that date, the following transition rules will apply:

     (A) DATE OF REORGANIZATION THROUGH APRIL 30, 2003. The adjusted fee was equal to the basic fee. No adjustment amount applied during this period.

     (B) MAY 1, 2003, THROUGH JULY 31, 2005. Beginning May 1, 2003, the adjusted fee will be equal to the basic fee plus the adjustment amount as calculated on the following basis. The adjustment amount for the relevant fiscal quarter will be determined on a progressive basis with regards to the number of months elapsed between July 31, 2002, and the end of the relevant fiscal quarter (progressive adjustment period). During the progressive adjustment period, the asset fee for purposes of calculating the adjustment amount will be determined with respect to the period from August 1, 2002, through and including the end of the relevant fiscal quarter. Similarly, the adjustment percentage will be calculated with respect to the cumulative performance of the Fund and the Index from August 1, 2002, through and including the end of the relevant fiscal quarter. For these purposes, the endpoints and size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a fractional time-elapsed adjustment percentage. The fraction will equal the number of months elapsed since July 31, 2002, divided by thirty-six.

     Example: Assume that Provident's compensation is being calculated for the quarter ended January 31, 2004, and that the cumulative performance of the Fund versus the Index for the applicable period is +3%. In this case, an adjustment percentage of 24% of the asset fee calculated over the 18-month period would apply. This would be calculated as [(a/c) x d], where a equals the percentage amount by which the performance of the Fund has exceeded the Index (e.g., 3%), c equals the size of the adjusted range over which the linear adjustment applies, and d is the adjusted maximum adjustment percentage. The adjusted range in this case is determined as [(18/36) x 0%] to [(18/36) x 7.5%] = 0% to 3.75%. The size of the adjusted range is then 3.75% minus 0% = c. The maximum adjustment percentage is determined as [(18/36) x 60%] = 30% = d. The adjustment amount as a percentage of the basic fee is then computed as [(3/3.75) x 30%] = 24%. (Note that this example reflects rounding. In practice, calculations will be extended to the eighth decimal point. Performance shortfalls versus the Index are treated in a symmetric manner to the example provided.)

     (C) ON AND AFTER AUGUST 1, 2005. The adjusted fee will be equal to the basic fee plus the adjustment amount as determined for the relevant 36-month period.

     During the fiscal years ended October 31, 2002, 2003, and 2004, Vanguard Mid-Cap Growth Fund incurred investment advisory fees of $194,000 (after $49,000 in advisory fees were waived), $341,000 (before a performance-based decrease of $54,000), and $964,000 (before a performance-based decrease of $197,000), respectively. The advisory fees paid through June 29, 2002, and the following administrative fees were paid by the PIC Fund under a prior fee structure used for the PIC Fund prior to its reorganization into the Fund on June 29, 2002.

     The advisor formerly provided certain administrative services to the Fund pursuant to Administration Agreements, and earned a fee for providing such services. During the fiscal period November 1, 2001, through June 28, 2002, the advisor earned $42,000.

     RELATED INFORMATION CONCERNING PROVIDENT. Provident is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking, and general insurance.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

Each Fund's current agreement with its advisor is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to the advisor, (2) by a vote of a majority of the Fund's outstanding voting securities on sixty (60) days' written notice (thirty (30) days' for Vanguard Mid-Cap Growth Fund) to the advisor, or
(3) by the advisor upon ninety (90) days' written notice to the Fund.

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

Each Fund's board of trustees oversees the Fund's management and each advisor's performance on a regular basis. The board determines annually whether to renew the Fund's investment advisory agreement. Vanguard provides the board with monthly, quarterly, and annual analyses of the advisor's performance. In addition, the advisor provides the board with quarterly self-evaluations and certain other information that the board deems important for its evaluation of the short- and long-term performance of the advisor.

     Each Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund. The board receives additional information detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant. Also, the board receives information about the advisor's control of Fund investment expenses, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected. When considering whether to continue the Fund's investment advisory arrangement, the board examines several factors, but does not identify any particular factor as controlling its decision.

VANGUARD SELECTED VALUE FUND

The board's decisions to revise the current advisory fee schedule for Barrow, Hanley and to add Donald Smith & Co. as a second advisor were based upon its most recent evaluation of each advisor's investment staff, portfolio management process, and investment performance results. In considering whether to approve the agreements, the board engaged in arms-length discussions with Barrow, Hanley and Donald Smith & Co. and considered the factors discussed below, among others. Among the factors considered by the board were fund investment performance and expense information. Recent performance and advisory fee information follows:


                      AVERAGE ANNUAL RETURN (BEFORE TAXES)
                    --------------------------------------
                                                                SINCE INCEPTION
                                1 YEAR ENDED  5 YEARS ENDED               ENDED
                                   3/31/2005      3/31/2005           3/31/2005
                                ------------  -------------     ----------------
VANGUARD SELECTED VALUE FUND
 INVESTOR SHARES                      18.94%         15.20%               9.52%
Average Midcap Value Fund*            12.82          12.10               12.73
Russell Midcap Value Index            18.34          13.43               13.07

*Derived from data provided by Lipper Inc.

                                                                                    ADVISORY FEES
                                                                                  EXPRESSED AS AN
                                                                                 ANNUAL EFFECTIVE
                                                                               RATE OF THE FUND'S             ESTIMATED ADVISORY
                                                                                AVERAGE NET ASSETS                FEE RATE AFTER
                                                                            BEFORE IMPLEMENTATION              IMPLEMENTATION OF
                                                                                  OF NEW ADVISORY                   NEW ADVISORY
                                                   EXPENSE RATIO**                   ARRANGEMENTS+                  ARRANGEMENTS+
                                                   -------------            ---------------------              -----------------
VANGUARD SELECTED VALUE FUND INVESTOR
 SHARES                                                    0.60%                             0.23%                          0.26%
Average Midcap Value Fund*                                  1.56                              0.67                            N/A

 *Derived from data provided by Lipper Inc.
**As of the Fund's most recent fiscal year end, October 31, 2004.
 +Advisory fee rates are expressed as an annual effective rate of the Fund's average net assets as of the Fund's most recent fiscal year end, October 31, 2004.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

- The board considered the benefits to shareholders of continuing to retain Barrow, Hanley as an advisor to the fund pursuant to an Amended and Restated Investment Advisory Agreement, particularly in light of the nature, extent, and quality of services provided by Barrow, Hanley. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. The board concluded that the existing asset-based advisory fee schedule has been in place for many years and that it should be adjusted to reflect the fair market value of Barrow, Hanley's services and the firm's need to maintain an expanded portfolio management team to manage a very large fund in the value-oriented market segment. No changes were made to the current performance fee adjustment. The trustees concluded that Barrow, Hanley has provided high quality advisory services for the Fund and has demonstrated strong organizational depth and stability over both the short and long term. Under the new fee arrangement, Barrow, Hanley could build on its organizational depth and stability, and enhance the Fund's portfolio management team by hiring and retaining top investment managers.

- The board considered the investment performance of the Fund compared with the performance of the Fund's peer group and relevant benchmarks, including any periods of outperformance and underperformance relative to the Fund's peer group and benchmarks. The Board concluded that the Fund outperformed the Russell Midcap Value Index and Average Mid-Cap Value Fund over the past one and five years. Relevant performance information is included in the preceding table.

- The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the Fund's advisory fee is expected to remain significantly below that of most of its peers. Among other comparative data, the board considered the expense information shown in the preceding table.

- The board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate breakpoints in the Barrow, Hanley advisory fee schedule. By including asset-based breakpoints in the fee schedule, the Fund's board ensures that, if the portion of the Fund managed by Barrow, Hanley continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

DONALD SMITH & CO., INC.

- The board considered the benefits to shareholders of adding Donald Smith & Co. as a second advisor to the Fund, particularly in light of the nature, extent, and quality of services to be provided by Donald Smith & Co. The board concluded that hiring Donald Smith & Co. is in the best interest of Fund shareholders because Donald Smith & Co. is a fundamental high-quality manager with a track record of consistent success. The board noted that the Donald Smith & Co. team responsible for implementing the firm's investment strategy has over two decades of investment experience, and that the firm specializes in managing value equity portfolios similar to those of the Fund. The board also concluded that adding Donald Smith & Co. as an advisor would allow the Fund to retain its character as a diversified mid-cap stock value equity offering. The Fund will have a mix of differentiated active managers, who each have the opportunity to generate superior returns for shareholders over the long term.

- Because the investment advisory arrangement with Donald Smith & Co. is an initial advisory agreement, the board analyzed the performance of other funds and accounts managed by the firm. The board concluded that Donald Smith & Co.'s other investment portfolios have strong investment returns and have posted competitive results by outperforming both the Fund's benchmark and the Fund's peer group over various short- and long-term periods.

- The board considered the advisory fee schedule and estimated expense ratio of the Fund and compared them with the average advisory fee and expense ratio for the Fund's peer group. The board concluded that, after the addition of Donald Smith & Co., the Fund's advisory fee and expense ratio would be expected to remain significantly below the advisory fee rates and expense ratios of the Fund's peers. Among other comparative data, the board considered the expense information shown in the preceding table.

- The board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate breakpoints in the Donald Smith & Co. advisory fee schedule. By including asset-based breakpoints in the fee schedule, the Fund's board ensures that, if the portion of the Fund managed by Donald Smith & Co. continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The board considered all of the circumstances and information provided by the two advisors and Vanguard regarding the performance of the Fund, and concluded that approval of an Amended and Restated Investment Advisory Agreement for Barrow, Hanley and the addition of Donald Smith & Co. as a second advisor are in the best interest of the Fund and its shareholders.

VANGUARD INTERNATIONAL EXPLORER FUND (SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.):

The board considered performance and advisory fee information when determining whether to continue the Fund's investment advisory arrangement with Schroder Investment Management North America Inc. (Schroders). Recent performance and advisor fee information follows:

                                             AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                             ------------------------------------
                                                                                                             ADVISORY FEES
                                                                                                           EXPRESSED AS AN
                                                                       SINCE INCEPTION                    ANNUAL EFFECTIVE
                                        1 YEAR ENDED  5 YEARS ENDED              ENDED                  RATE OF THE FUNDS'
                                         10/31/2004      10/31/2004         10/31/2004  EXPENSE RATIO   AVERAGE NET ASSETS
                                        ------------  -------------    ---------------  -------------   -------------------
VANGUARD INTERNATIONAL EXPLORER FUND*         23.79%          7.69%             11.48%          0.57%                0.25%
 (Inception Date: November 4, 1996)
Average International Small-Cap Fund**        18.46           5.66               9.10           1.94                 0.83
S&P/Citigroup EM EPAC Index                   22.42           5.63               4.96            N/A                  N/A

 *Total return figures do not reflect the 2% fee that is assessed on shares redeemed within two months of purchase.
**Derived from data provided by Lipper Inc.

- The board determined that the Fund outperformed relevant performance standards over the short and long term.

- The board assessed that the advisory fee paid by the Fund was significantly below the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund increases and a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Schroders.

VANGUARD MID-CAP GROWTH FUND (PROVIDENT INVESTMENT COUNSEL):

The board considered performance and advisory fee information when determining whether to continue the Fund's investment advisory arrangement with Provident Investment Counsel (Provident). Recent performance and advisor fee information follows:

                                          AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                          ------------------------------------
                                                                                                          ADVISORY FEES
                                                                                                        EXPRESSED AS AN
                                                                    SINCE INCEPTION                    ANNUAL EFFECTIVE
                                      1 YEAR ENDED  5 YEARS ENDED             ENDED                  RATE OF THE FUNDS'
                                        10/31/2004     10/31/2004        10/31/2004  EXPENSE RATIO   AVERAGE NET ASSETS
                                      ------------  -------------   ---------------  -------------  -------------------
VANGUARD MID-CAP GROWTH FUND                 0.42%          4.46%            10.46%          0.45%                0.27%
 (Inception Date: December 31, 1997)
Average Mid-Cap Growth Fund*                 5.26          -0.90              5.26           1.70                 0.70
Russell Midcap Growth Index                  8.77          -0.19              4.65            N/A                  N/A

*Derived from data provided by Lipper Inc.

- The board determined that the Fund outperformed relevant performance standards over the long term.

- The board assessed that the advisory fee paid by the Fund was significantly below the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund increases and a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Provident.

                             PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not mean the lowest possible spread or commission rate. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions.

     Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

     During the fiscal years ended October 31, 2002, 2003, and 2004, the Funds (or the predecessor Schroder and PIC Funds) paid the following amounts in brokerage commissions:

FUND                                2002        2003          2004
----                                ----        ----          ----
Selected Value                $2,943,000  $1,947,000    $2,739,000
International Explorer           182,000     766,000     2,641,000
Mid-Cap Growth                    49,000     477,000     1,397,000

                             PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

     Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. The guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

     The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

     In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

     While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. Companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

     While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                                               FACTORS AGAINST APPROVAL
--------------------                                               ------------------------
Nominated slate results in board comprised of a majority           Nominated slate results in board comprised of a majority of non-
independent directors.                                             independent directors.
All members of Audit, Nominating, and Compensation                 Audit, Nominating, and/or Compensation committees include non-
committees are independent of management                           independent members.
                                                                   Incumbent board member failed to attend at least 75% of
                                                                   meetings in the previous year.
                                                                   Actions of committee(s)on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

     The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                               FACTORS AGAINST APPROVAL
--------------------                                               ------------------------
Company requires senior executives to hold a minimum               Total potential dilution (including all stock-based plans)
amount of company stock (frequently expressed as a multiple        exceeds 15% of shares outstanding.
of salary).

Company requires stock acquired through option exercise to         Annual option grants have exceeded 2% of shares outstanding.
be held for a certain period of time.

Compensation program includes performance-vesting                  Plan permits repricing or replacement of options without share-
awards, indexed options or other performance-linked grants         holder approval.

Concentration of option grants to senior executives is limited     Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based)

Stock-based compensation is clearly used as a substitute for       Plan contains automatic share replenishment (evergreen)feature.
cash in delivering market-competitive total pay.

B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

     In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:


FACTORS FOR APPROVAL                                               FACTORS AGAINST APPROVAL
--------------------                                               ------------------------
Plan is relatively short-term (3-5 years).                         Plan is long term (>5 years).

Plan requires shareholder approval for renewal.                    Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent             Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer feature (chewable      Classified board.
pill) that mandates shareholder vote in certain situations.
Ownership trigger is reasonable (15-20%).                          Board with limited independence.

Highly independent, non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. We support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will evaluate issues presented to shareholders for our foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. We will cast our votes in a manner we believe to be philosophically consistent with our guidelines, while taking into account differing practices by market. In addition, there may be instances in which we elect not to vote, as described below.

     Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

     The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

     The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

     The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

     The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

     The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

     You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                             YIELD AND TOTAL RETURNS

The annualized yield of each Fund for the 30-day period ended April 30, 2005, is set forth below:

FUND                                             YIELD
----                                             -----
Vanguard Selected Value Fund                     1.97%
Vanguard International Explorer Fund              N/A
Vanguard Mid-Cap Growth Fund                     0.03

     The average annual total returns (both before and after taxes) of each Fund for the period ended April 30, 2005, are set forth below:



                                                                 SINCE INCEPTION
                                    1 YEAR ENDED  5 YEARS ENDED            ENDED
FUND                                  04/30/2005     04/30/2005       04/30/2005
-----------------------------       ------------  -------------  ---------------
VANGUARD SELECTED VALUE FUND*
(Inception February 15, 1996)
 Return Before Taxes                      17.41%         13.91%            9.14%
 Return After Taxes on Distributions      17.16          13.32             8.41
 Return After Taxes on Distributions and
  Sale of Fund Shares                     11.65          11.85             7.62

VANGUARD INTERNATIONAL EXPLORER FUND**
(Inception November 4, 1996)
 Return Before Taxes                      22.84%          4.04%           12.77%
 Return After Taxes on Distributions      21.89           2.61            10.54
 Return After Taxes on Distributions and
  Sale of Fund Shares                     15.25           2.64             9.83

VANGUARD MID-CAP GROWTH FUND
(Inception December 31, 1997)
 Return Before Taxes                       6.41%         -4.90%           10.23%
 Return After Taxes on Distributions       6.41          -6.45             8.73
 Return After Taxes on Distributions and
  Sale of Fund Shares                      4.17          -4.70             8.34

 *Total return figures reflect the 1% fee that is assessed on redemptions held for less than one year.
**Total return figures do not reflect the 2% fee that is assessed on shares redeemed within two months of purchase.

                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal year ended October 31, 2004, appearing in the Funds' 2004 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Fund's Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

                                                                   SAI934 092005

                                     PART C

                            VANGUARD WHITEHALL FUNDS
                               OTHER INFORMATION

ITEM 23. EXHIBITS

EXHIBITS DESCRIPTION
(a) Declaration of Trust, filed on February 20, 2003, Post-Effective Amendment No. 17, is hereby incorporated by reference.
(b) By-Laws, filed on June 19, 2003, Post-Effective Amendment No. 20, are hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Declaration of Trust.
(d) Investment Advisory Contracts, for Provident Investment Counsel, filed on June 27, 2002, Post-Effective Amendment No. 16; for Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited, filed on April 25, 2003, Post-Effective Amendment No. 19; for Barrow, Hanley, Mewhinney & Strauss, filed on December 22, 2004, Post-Effective Amendment No. 22; for Donald Smith & Co., Inc., filed on May 23, 2005, Post-Effective Amendment No. 24; are hereby incorporated by reference.
(e)    Underwriting Contracts, not applicable.
(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.
(g) Custodian Agreements, for JP Morgan Chase Bank, filed on December 22, 2004, Post-Effective Amendment No. 22, for The Bank of New York, filed on February 16, 2005, Post-Effective Amendment No. 23, for Citibank, N.A., filed on July 25, 2005, Post-Effective Amendment No. 25; are hereby incorporated by reference.
(h) Amended and Restated Funds' Service Agreement, filed on February 20, 2003, Post-Effective Amendment No. 17, is hereby incorporated by reference.
(i)    Legal Opinion, not applicable.
(j) Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12(b)-1 Plan, not applicable.
(n) Rule 18f-3 Plan, filed on February 16, 2005, Post-Effective Amendment No. 23, is hereby incorporated by reference.
(o)    Reserved
(p) Codes of Ethics, for Barrow, Hanley, Mewhinney & Strauss, filed on February 20, 2003, Post-Effective Amendment No. 17; for Provident Investment Counsel, Schroder Investment Management North America Inc., and Schroder Investment Management North America Limited, filed on February 2, 2004, Post-Effective Amendment No. 21; for The Vanguard Group, Inc., filed on February 16, 2005, Post-Effective Amendment No. 23, for Donald Smith & Co., Inc., filed on July 25, 2005, Post-Effective Amendment No. 25; are hereby incorporated by reference

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and directors of Barrow, Hanley, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Barrow, Hanley pursuant to the Advisers Act (SEC File No. 801-31237).

Schroder Investment Management North America Inc. (Schroder Inc.), is an investment advisor registered under the Advisers Act. The list required by this
Item 26 of officers and directors of Schroder Inc., together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

Schroder Investment Management North America Limited (Schroder Limited), is an investment advisor registered under the Advisers Act. The list required by this
Item 26 of officers and directors of Schroder Limited, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-37163).

Provident Investment Counsel (Provident) is an investment advisor registered under the Advisers Act. The list required by this Item 26 of officers and directors of Provident, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Provident pursuant to the Advisers Act (SEC File No. 801-47993).


ITEM 27. PRINCIPAL UNDERWRITERS

Not Applicable


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31
(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodians, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, The Bank of New York, One Wall Street, New York, NY 10286, and Citibank, N.A., 111 Wall Street, New York, NY 11245.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Fund(s)" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                               INDEX TO EXHIBITS

Consent of Independent Registered Public Accounting Firm Ex-99.J

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and it has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 2nd day of September, 2005.


                                      VANGUARD WHITEHALL FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

--------------------------------------------------------------------------------
             SIGNATURES                TITLE                      DATE
By:----------------------------President, Chairman, Chief      September 2, 2005
      /S/ JOHN J. BRENNAN      Executive Officer, and Trustee
           (Heidi Stam)
          John J. Brennan*
By:----------------------------Trustee                         September 2, 2005
      /S/ CHARLES D. ELLIS
            (Heidi Stam)
          Charles D. Ellis*
By:----------------------------Trustee                         September 2, 2005
       /S/ RAJIV L. GUPTA
            (Heidi Stam)
           Rajiv L. Gupta*
By:----------------------------Trustee                         September 2, 2005
    /S/ JOANN HEFFERNAN HEISEN
             (Heidi Stam)
        JoAnn Heffernan Heisen*
By:----------------------------Trustee                         September 2, 2005
        /S/ ANDRE F. PEROLD
             (Heidi Stam)
            Andre F. Perold*
By:----------------------------Trustee                         September 2, 2005
     /S/ ALFRED M. RANKIN, JR.
           (Heidi Stam)
         Alfred M. Rankin, Jr.*
By:----------------------------Trustee                         September 2, 2005
      /S/ J. LAWRENCE WILSON
             (Heidi Stam)
          J. Lawrence Wilson*
By:----------------------------Treasurer, Principal Financial  September 2, 2005
     /S/ THOMAS J. HIGGINS     Officer, and Principal
          (Heidi Stam)         Accounting Officer
         Thomas J. Higgins*

**By Power of Attorney. Filed on December 20, 2004, see File Number 2-14336.
 Incorporated by Reference.